Exhibit 99.3

                        CBL & Associates Properties, Inc.
                Supplemental Financial and Operating Information
          For the Three Months and Nine Months Ended September 30, 2004


Consolidated Statements of Operations
(Unaudited; in thousands, except per share amounts)

                                                         Three Months Ended           Nine Months Ended
                                                            September 30,               September 30,
                                                      -----------------------       ----------------------
                                                          2004        2003             2004         2003
                                                      -----------  ----------       ----------   ---------
 REVENUES:
 Minimum rents                                        $ 121,300     $ 105,987       $ 344,177    $ 312,757
 Percentage rents                                         2,289         2,228          10,457        9,749
 Other rents                                              2,084         1,623           7,326        5,413
 Tenant reimbursements                                   60,183        48,208         158,989      145,980
 Management, development and leasing fees                 2,868         1,221           6,379        3,946
 Other                                                    5,503         3,592          15,799       10,740
                                                      -----------  ----------       ----------   ---------
 Total revenues                                         194,227       162,859         543,127      488,585
                                                      -----------  ----------       ----------   ---------

 EXPENSES:
 Property operating                                      31,702        24,361          85,813       76,347
 Depreciation and amortization                           38,023        28,286         103,754       82,065
 Real estate taxes                                       15,486        13,087          42,787       39,762
 Maintenance and repairs                                 11,337         9,606          31,825       29,708
 General and administrative                               8,280         7,228          24,505       20,225
 Other                                                    5,681         2,703          13,636        7,359
                                                      -----------  ----------       ----------   ---------
 Total expenses                                         110,509        85,271         302,320      255,466
                                                      -----------  ----------       ----------   ---------
 Income from operations                                  83,718        77,588         240,807      233,119
 Interest income                                            836           639           2,422        1,805
 Interest expense                                       (46,042)      (38,038)       (129,274)    (113,330)
 Loss on extinguishment of debt                               -             -               -         (167)
 Gain on sales of real estate assets                      1,522           837          26,302        4,933
 Equity in earnings of unconsolidated affiliates          1,407           922           6,953        3,410
 Minority interest in earnings:
 Operating partnership                                  (16,624)      (17,235)        (59,498)     (55,851)
 Shopping center properties                                (974)         (597)         (4,033)      (2,011)
                                                      -----------  ----------       ----------   ---------
 Income before discontinued operations                   23,843        24,116          83,679       71,908
 Operating income of discontinued operations                 12           159             385          614
 Gain on discontinued operations                            325           633             845        3,568
                                                      -----------  ----------       ----------   ---------
 Net income                                              24,180        24,908          84,909       76,090
 Preferred dividends                                     (4,416)       (4,683)        (13,248)     (12,067)
                                                      -----------  ----------       ----------   ---------
 Net income available to common shareholders          $  19,764    $   20,225       $  71,661    $  64,023
                                                      ===========  ==========       ==========   =========
 Basic per share data:
 Net income before discontinued operations,
    net of preferred divends                          $    0.63    $     0.65       $    2.30    $    2.00
 Discontinued operations                                   0.01          0.02            0.04         0.14
                                                      -----------  ----------       ----------   ---------
 Net income available to common shareholders          $    0.64    $     0.67       $    2.34    $    2.14
                                                      ===========  ==========       ==========   =========
 Weighted average common shares outstanding              30,770        30,022          30,565       29,879

 Diluted per share data:
 Net income before discontinued operations,
   net of preferred divends                           $    0.61    $     0.62       $    2.22    $    1.93
 Discontinued operations                                   0.01          0.03            0.04         0.13
                                                      -----------  ----------       ----------   ---------
 Net income available to common shareholders          $    0.62    $     0.65       $    2.26    $    2.06
                                                      ===========  ==========       ==========   =========
 Weighted average common and potential dilutive
    common shares outstanding                            31,983        31,301          31,777       31,070

                        CBL & Associates Properties, Inc.
                Supplemental Financial and Operating Information
          For the Three Months and Nine Months Ended September 30, 2004

 The Company's calculation of FFO is as follows (in thousands, except per share data):

                                                                     Three Months Ended           Nine Months Ended
                                                                       September 30,               September 30,
                                                                  -----------------------     ------------------------
                                                                     2004         2003            2004          2003
                                                                  ---------    ----------     -----------   ----------
 Net income available to common shareholders                      $ 19,764      $ 20,225        $ 71,661     $ 64,023
 Add:
 Depreciation and amortization from consolidated properties         38,023        28,286         103,754       82,065
 Depreciation and amortization from unconsolidated affiliates        1,862           982           4,605        3,001
 Depreciation and amortization from discontinued operations              3           105              51          338
 Minority interest in earnings of operating partnership             16,624        17,235          59,498       55,851
 Less:
 Gain on disposal of operating real estate assets                     (200)            -         (23,765)           -
 Minority investors' share of depreciation and amortization           (302)         (282)           (899)        (823)
 Gain on disposal of discontinued operations                          (325)         (633)           (845)      (3,568)
 Depreciation and amortization of non-real estate assets              (214)         (117)           (427)        (383)
                                                                  ---------    ----------     -----------   ----------
 Funds from operations                                            $ 75,235      $ 65,801       $ 213,633    $ 200,504
                                                                  =========    ==========     ===========   ==========

 Funds from operations applicable to Company shareholders         $ 40,876      $ 35,527       $ 116,708    $ 107,889
                                                                  =========    ==========     ===========   ==========
 Basic per share data:
 Funds from operations                                            $   1.33      $   1.18       $    3.82    $    3.61
                                                                  =========    ==========     ===========   ==========
Weighted average common shares outstanding with operating
  partnership units fully converted                                 56,624        55,605          55,949       55,528
 Diluted per share data:
 Funds from operations                                            $   1.30      $   1.16       $    3.74    $    3.54
                                                                  =========    ==========     ===========   ==========
Weighted average common and potential dilutive common shares
  outstanding with operating partnership units fully converted      57,837        56,884          57,161       56,719

 SUPPLEMENTAL FFO INFORMATION:
 Lease termination fees                                           $    736      $    528       $   3,336    $   2,101
    Lease termination fees per share                              $   0.01      $   0.01       $    0.06    $    0.04

 Straight-line rental income                                      $    965      $  1,077       $   2,207    $   3,300
    Straight-line rental income per share                         $   0.02      $   0.02       $    0.04    $    0.06

 Gains on outparcel sales                                         $     42      $    837       $   2,078    $   4,814
    Gains on outparcel sales per share                            $      -      $   0.01       $    0.04    $    0.08

 Amortization of above- and below-market leases                   $  1,139      $     17       $   2,381    $      82
    Amortization of above- and below-market leases per share      $   0.02      $      -       $    0.04    $       -

 Amortization of debt premiums                                    $  1,584      $      -       $   3,720    $       -
    Amortization of debt premiums per share                       $   0.03      $      -       $    0.07    $       -

 Gain on sales of non operating properties                        $  1,313      $      -       $   1,313    $       -
    Gain on sales of non operating properties per share           $   0.02      $      -       $    0.02    $       -

                                     -MORE-

                        CBL & Associates Properties, Inc.
                Supplemental Financial and Operating Information
          For the Three Months and Nine Months Ended September 30, 2004

Same-Center Net Operating Income
(Dollars in thousands)

                                                                   Three Months Ended     Nine Months Ended
                                                                      September 30,         September 30,
                                                                 ---------------------  --------------------
                                                                    2004      2003        2004      2003
                                                                 ---------- ----------  --------- ----------
Net income                                                         $ 24,180  $ 24,908    $ 84,909  $ 76,090
Adjustments:
Depreciation and amortization                                        38,023    28,286     103,754    82,065
Depreciation and amortization from unconsolidated affiliates          1,862       982       4,605     3,001
Depreciation and amortization from discontinued operations                3       105          51       338
Minority investors' share of depreciation and amortization in
   shopping center properties                                          (302)     (282)       (899)     (823)
Interest expense                                                     46,042    38,038     129,274   113,330
Interest expense from unconsolidated affiliates                       1,658     2,083       4,734     6,230
Interest expense from discontinued operations                             -        13          20        39
Minority investors' share of interest expense in
   shopping center properties                                          (348)     (363)     (1,049)   (1,088)
Loss on extinguishment of debt                                            -         -           -       167
Loss on extinguishment of debt in discontinued operations                 -         -          53         -
Abandoned projects expense                                            1,629        46       3,314       153
Gain on sales of real estate assets                                  (1,522)     (837)    (26,302)   (4,933)
Gain on sales of real estate assets of unconsolidated affiliates          -         -        (592)        -
Minority interest in earnings of Operating Partnership               16,624    17,235      59,498    55,851
Gain on discontinued operations                                        (325)     (633)       (845)   (3,568)
                                                                 ---------- ----------  --------- ----------
Operating Partnership's share of total NOI                          127,524   109,581     360,525   326,852
General and administrative expenses                                   8,280     7,228      24,505    20,225
Management fees and non-property level revenues                      (3,567)   (4,676)    (11,067)   (7,320)
                                                                 ---------- ----------  --------- ----------
Operating Partnership's share of property NOI                       132,237   112,133     373,963   339,757
NOI of non-comparable centers                                       (30,144)  (14,083)    (65,137)  (36,666)
                                                                 ---------- ----------  --------- ----------
Total same center NOI                                             $ 102,093  $ 98,050    $ 308,826 $303,091
                                                                 ========== ==========  ========= ==========

Malls                                                             $  92,061  $ 89,082   $ 278,139  $276,813
Associated centers                                                    4,554     4,576      14,767    13,486
Community centers                                                     3,321     2,539       7,807     7,222
Other                                                                 2,157     1,853       8,113     5,570
                                                                 ---------- ----------  --------- ----------
Total same center NOI                                             $ 102,093  $ 98,050    $ 308,826 $303,091
                                                                 ========== ==========  ========= ==========
Percentage Change:
Malls                                                                  3.3%                  0.5%
Associated centers                                                    -0.5%                  9.5%
Community centers                                                     30.8%                  8.1%
Other                                                                 16.4%                 45.7%
                                                                 -----------            ----------
Total same center NOI                                                  4.1%                  1.9%
                                                                 ===========            ==========

                        CBL & Associates Properties, Inc.
                Supplemental Financial and Operating Information
          For the Three Months and Nine Months Ended September 30, 2004

Company's Share of Consolidated and Unconsolidated Debt
(Dollars in thousands)

                                                                                     September 30, 2004
                                                                   -----------------------------------------------------
                                                                      Fixed Rate       Variable Rate        Total
                                                                   ------------------  ---------------------------------
Consolidated debt                                                        $ 2,489,892      $ 804,656         $ 3,294,548
Minority investors' share of consolidated debt                               (53,144)             -             (53,144)
Company's share of unconsolidated affiliates' debt                           118,588         58,174             176,762
                                                                   ------------------  -------------  ------------------
Company's share of consolidated and unconsolidated debt                  $ 2,555,336      $ 862,830         $ 3,418,166
                                                                   ==================  =============  ==================
Weighted average interest rate                                                 6.46%          2.83%               5.54%
                                                                   ==================  =============  ==================

                                                                                     September 30, 2003
                                                                   -----------------------------------------------------
                                                                      Fixed Rate       Variable Rate        Total
                                                                   ------------------  -------------  ------------------
Consolidated debt                                                        $ 2,233,582      $ 384,634         $ 2,618,216
Minority investors' share of consolidated debt                               (19,720)             -             (19,720)
Company's share of unconsolidated affiliates' debt                            37,543         58,806              96,349
                                                                   ------------------  -------------  ------------------
Company's share of consolidated and unconsolidated debt                  $ 2,251,405      $ 443,440         $ 2,694,845
                                                                   ==================  =============  ==================
Weighted average interest rate                                                 6.78%          2.33%               6.05%
                                                                   ==================  =============  ==================

Debt-To-Total-Market Capitalization Ratio as of September 30, 2004 (In
thousands, except stock price)
                                                                        Shares
                                                                      Outstanding      Stock Price (1)      Value
                                                                   ------------------  -------------  ------------------
Common stock and operating partnership units                                  56,851     $  60.95           $ 3,465,068
8.75% Series B Cumulative Redeemable Preferred Stock                           2,000     $  50.00               100,000
7.75% Series C Cumulative Redeemable Preferred Stock                             460     $ 250.00               115,000
                                                                                                      ------------------
Total market equity                                                                                           3,680,068
Company's share of total debt                                                                                 3,418,166
                                                                                                      ------------------
Total market capitalization                                                                                 $ 7,098,234
                                                                                                      ==================
Debt-to-total-market capitalization ratio                                                                         48.2%
                                                                                                      ==================

(1) Stock price for common stock and operating partnership units equals the closing price of the common stock on September 30, 2004. The stock price for the preferred stock represents the face value of each respective series of preferred stock.

Reconciliation of Shares and Operating Partnership Units Outstanding (In thousands)

                                                           Three Months Ended                  Nine Months Ended
                                                              September 30,                      September 30,
                                                    ---------------------------------  ---------------------------------
2004:                                                  Basic            Diluted           Basic            Diluted
                                                    -------------  ------------------  -------------  ------------------
Weighted average shares - EPS                             30,770              31,983         30,565              31,777
Weighted average operating partnership units              25,854              25,854         25,384              25,384
                                                    -------------  ------------------  -------------  ------------------
Weighted average shares- FFO                              56,624              57,837         55,949              57,161
                                                    =============  ==================  =============  ==================

2003:
Weighted average shares - EPS                             30,022              31,301         29,879              31,070
Weighted average operating partnership units              25,583              25,583         25,649              25,649
                                                    -------------  ------------------  -------------  ------------------
Weighted average shares- FFO                              55,605              56,884         55,528              56,719
                                                    =============  ==================  =============  ==================

Dividend Payout Ratio                                      Three Months Ended                 Nine Months Ended
                                                             September 30,                      September 30,
                                                    ---------------------------------  ---------------------------------
                                                        2004             2003              2004             2003
                                                    -------------  ------------------  -------------  ------------------
Dividend per share                                       $ 0.725             $ 0.655        $ 2.175             $ 1.965
FFO per diluted, fully converted share                    $ 1.30              $ 1.16         $ 3.74              $ 3.54
                                                    -------------  ------------------  -------------  ------------------
Dividend payout ratio                                      55.8%               56.5%          58.2%               55.5%
                                                    =============  ==================  =============  ==================

                        CBL & Associates Properties, Inc.
                Supplemental Financial and Operating Information
          For the Three Months and Nine Months Ended September 30, 2004

Consolidated Balance Sheets
(Preliminary and unaudited,  in thousands)

                                                        September 30,   December 31,
                                                             2004           2003
                                                        -------------  -------------
 ASSETS
 Real estate assets:
 Land                                                    $   626,550     $   578,310
 Buildings and improvements                                4,389,275       3,678,074
                                                         -----------     -----------
                                                           5,015,825       4,256,384
 Less: accumulated depreciation                             (549,099)       (467,614)
                                                         -----------     -----------
                                                           4,466,726       3,788,770
 Real estate assets held for sale                             67,610          64,354
 Developments in progress                                    102,176          59,096
                                                         -----------     -----------
 Net investment in real estate                             4,636,512       3,912,220
 Cash, restricted cash and cash equivalents                   27,238          20,332
 Cash in escrow                                                    -          78,476
 Receivables:
 Tenant, net of allowance                                     37,232          42,165
 Other                                                        11,009           3,033
 Mortgage notes receivable                                    35,116          36,169
 Investment in unconsolidated affiliates                      76,046          96,450
 Other assets                                                 94,783          75,465
                                                         -----------     -----------
                                                         $ 4,917,936     $ 4,264,310
                                                         ===========     ===========
 LIABILITIES AND SHAREHOLDERS' EQUITY
 Mortgage and other notes payable                        $ 3,292,186     $ 2,709,348
 Mortgage notes payable on real estate assets
    held for sale                                              2,362          28,754
 Accounts payable and accrued liabilities                    185,593         161,477
                                                         -----------     -----------
 Total liabilities                                         3,480,141       2,899,579
                                                         -----------     -----------
 Commitments and contingencies
 Minority interests                                          561,513         527,431
                                                         -----------     -----------
 Shareholders' equity:
 Preferred stock, $.01 par value                                  25              25
 Common stock, $.01 par value                                    312             303
 Additional paid-in capital                                  853,822         817,613
 Deferred compensation                                        (3,295)         (1,607)
 Retained earnings                                            25,418          20,966
                                                         -----------     -----------
 Total shareholders' equity                                  876,282         837,300
                                                         -----------     -----------
                                                         $ 4,917,936     $ 4,264,310
                                                         ===========     ===========

The balance sheet above is preliminary as of the date of this report. Please refer to the Company's Quarterly Report on Form 10-Q when filed for a complete balance sheet as of September 30, 2004.

                        CBL & Associates Properties, Inc.
                Supplemental Financial and Operating Information
          For the Three Months and Nine Months Ended September 30, 2004

Ratio of EBITDA to Interest Expense
(Dollars in thousands)

                                                              Three Months Ended   Nine Months Ended
                                                                 September 30,        September 30,
                                                              -------------------  -----------------
                                                                 2004     2003      2004     2003
                                                              -------- ---------  -------- ---------
EBITDA:
Net Income                                                    $ 24,180 $ 24,908   $ 84,909 $ 76,090

Adjustments:
Depreciation and amortization                                   38,023   28,286    103,754   82,065
Depreciation and amortization from unconsolidated affiliates     1,862      982      4,605    3,001
Depreciation and amortization from discontinued operations           3      105         51      338
Minority investors' share of depreciation and amortization
   in shopping center properties                                  (302)    (282)      (899)    (823)
Interest expense                                                46,042   38,038    129,274  113,330
Interest expense from unconsolidated affiliates                  1,658    2,083      4,734    6,230
Interest expense from discontinued operations                        -       13         20       39
Minority investors' share of interest expense in
   shopping center properties                                     (348)    (363)    (1,049)  (1,088)
Income taxes                                                       307      375      1,573    1,914
Loss on extinguishment of debt                                       -        -          -      167
Abandoned projects expense                                       1,629       46      3,314      153
Gain on sales of operating real estate assets                     (200)       -    (23,765)       -
Minority interest in earnings of Operating Partnership          16,624   17,235     59,498   55,851
Gain on discontinued operations                                   (325)    (633)      (845)  (3,568)
                                                              -------- ---------  -------- ---------
Company's share of total EBITDA                               $129,153 $110,793   $365,174 $333,699
                                                              ======== =========  ======== =========
Interest Expense:
Interest expense                                              $ 46,042 $ 38,038   $129,274 $113,330
Interest expense from discontinued operations                        -       13         20       39
Interest expense from unconsolidated affiliates                  1,658    2,083      4,734    6,230
Minority investors' share of interest expense in
   shopping center properties                                     (348)    (363)    (1,049)  (1,088)
                                                              -------- ---------  -------- ---------
Company's share of total interest expense                     $ 47,352 $ 39,771   $132,979 $118,511
                                                              ======== =========  ======== =========

Ratio of EBITDA to Interest Expense                               2.73     2.79      2.75      2.82
                                                              ======== =========  ======== =========

Reconciliation of EBITDA to Cash Flows Provided By Operating Activities (In thousands)

                                                              Three Months Ended   Nine Months Ended
                                                                 September 30,        September 30,
                                                              -------------------  -----------------
                                                                 2004     2003      2004     2003
                                                              -------- ---------  -------- ---------
Company's share of total EBITDA                               $129,153 $110,793   $365,174  $333,699
Interest expense                                               (46,042) (38,038)  (129,274) (113,330)
Minority interest's share of interest expense                      348      363      1,049     1,088
Income taxes                                                      (307)    (375)    (1,573)   (1,914)
Amortization of deferred financing costs and non
   real estate depreciation included in
   operating expense                                             1,855    1,125      5,273     3,480
Amortization of debt premiums                                   (1,544)       -     (3,601)        -
Amortization of above and below market leases                   (1,104)      17     (2,275)      (82)
Depreciation and interest expense from
   unconsolidated affiliates                                    (3,520)  (3,065)    (9,339)   (9,231)
Minority investors' share of depreciation and
   amortiztion in shopping center properties                       302      282        899       823
Minority interest in earnings - shopping center
   properties                                                      974      597      4,033     2,011
Gains on outparcel sales                                        (1,322)    (837)    (2,848)   (4,943)
Issuances of stock under incentive plan                            154      414      1,422     1,617
Amortization of deferred compensation                              197       93        456       155
Accrual of deferred compensation                                   112       92        342       269
Changes in operating assets and liabilities                     13,715   (1,228)    13,136   (18,421)
                                                              -------- ---------  -------- ---------
Cash flows provided by operating activities                   $ 92,971 $ 70,233   $242,874  $195,221
                                                              ======== =========  ======== =========

                        CBL & Associates Properties, Inc.
                Supplemental Financial and Operating Information
          For the Three Months and Nine Months Ended September 30, 2004

Schedule of Mortgage and Other Notes Payable as of September 30, 2004 (Dollars In thousands )

                                                      Maturity    Interest      Balance         Balance
                                                                                            ----------------------------
Property             Location                           Date        Rate       9/30/2004         Fixed       Variable
------------------------------------------------------------------------------------------------------------------------
Cincinnati, OH       Eastgate Mall                     Dec-04         2.750%       $ 41,125             $ -    $ 41,125
Lexington KY         Fayette Mall Development          Dec-04         3.440%          8,550               -       8,550
Brookfield, IL       Brookfield Square                 May-05         7.498%         70,317          70,317           -
Midland MI           Midland Mall                      Jun-05         2.813%         30,000               -      30,000
Hattiesburg, MS      Turtle Creek Mall                 Mar-06         7.400%         30,571          30,571           -
Chesapeake, VA       Greenbrier Mall                   Apr-06         2.750%         92,650               -      92,650
Akron, OH            Chapel Hill Mall                  May-06         2.840%         64,000               -      64,000
Akron, OH            Chapel Hill Surburban             May-06         2.670%          2,500               -       2,500
Rockford, IL         Cherryvale Mall                   Jul-06         7.375%         44,858          44,858           -
Lynchburg, VA        River Ridge Mall                  Jan-07         4.000%         21,957          21,957           -
Madison, WI          East Towne Mall                   Jan-07         8.010%         27,318          27,318           -
Madison, WI          West Towne Mall                   Jan-07         8.010%         42,234          42,234           -
Chattanooga, TN      Hamilton Place                    Mar-07         7.000%         64,082          64,082           -
Cincinnati, OH       Eastgate Crossing                 Apr-07         6.380%         10,245          10,245           -
Charleston, SC       Citadel Mall                      May-07         7.390%         31,141          31,141           -
Dalton, GA           Walnut Square                     Feb-08        10.125%            405             405           -
Highpoint, NC        Oak Hollow Mall                   Feb-08         7.310%         44,933          44,933           -
Winston-Salem NC     Hanes Mall                        Jul-08         7.310%        109,537         109,537           -
Nashville, TN        Hickory Hollow Mall               Aug-08         6.770%         88,307          88,307           -
Nashville, TN        Courtyard At Hickory Hollow       Aug-08         6.770%          4,111           4,111           -
Nashville, TN        Rivergate Mall                    Aug-08         6.770%         71,369          71,369           -
Nashville, TN        Village At Rivergate              Aug-08         6.770%          3,371           3,371           -
Lansing MI           Meridian Mall                     Oct-08         4.520%         93,879          93,879           -
Cary , NC            Cary Towne Center                 Mar-09         6.850%         87,522          87,522           -
Fairview Heights, IL St. Claire Square                 Apr-09         7.000%         67,708          67,708           -
Daytona Beach, FL    Volusia Mall                      Apr-09         4.750%         54,510          54,510           -
Terre Haute, IN      Honey Creek Mall                  Apr-09         4.750%         32,834          32,834           -
Meridian, MS         Bonita Lakes Mall                 Oct-09         6.820%         26,679          26,679           -
Meridian, MS         Bonita Lakes Crossing             Oct-09         6.820%          8,359           8,359           -
Little Rock, AR      Park Plaza Mall                   May-10         4.900%         41,232          41,232           -
Spartanburg, SC      Westgate Crossing                 Jul-10         8.420%          9,599           9,599           -
Burnsville, MN       Burnsville Center                 Aug-10         8.000%         69,978          69,978           -
Roanoke, VA          Valley View Mall                  Sep-10         5.100%         44,532          44,532           -
Nashville, TN        Coolsprings Galleria              Sep-10         8.290%         59,069          59,069           -
Beaumont, TX         Parkdale Mall                     Oct-10         5.010%         55,826          55,826           -
Beaumont, TX         Parkdale Crossing                 Oct-10         5.010%          8,815           8,815           -
Stroud, PA           Stroud Mall                       Dec-10         8.420%         31,619          31,619           -
Wausau WI            Wausau Center                     Dec-10         6.700%         13,371          13,371           -
York, PA             York Galleria                     Dec-10         8.340%         50,562          50,562           -
Lexington KY         Fayette Mall                      Jul-11         7.000%         94,594          94,594           -
Chattanooga, TN      Hamilton Corner                   Aug-11        10.125%          2,334           2,334           -
Asheville,  NC       Asheville Mall                    Sep-11         6.980%         68,909          68,909           -
Portland, ME         BJ'S Plaza                        Dec-11        10.400%          2,417           2,417           -
Ft Smith, AR         Massard Crossing                  Feb-12         7.540%          5,867           5,867           -
Houston, TX          Willowbrook Plaza                 Feb-12         7.540%         30,018          30,018           -
Vicksburg, MS        Pemberton Plaza                   Feb-12         7.540%          2,004           2,004           -
Fayetteville, NC     Cross Creek Mall                  Apr-12         5.000%         63,567          63,567           -
Colonial Heights, VA Southpark Mall                    May-12         5.100%         37,540          37,540           -
Asheboro, NC         Randolph Mall                     Jul-12         6.500%         15,116          15,116           -
Douglasville, GA     Arbor Place Mall                  Jul-12         6.510%         78,475          78,475           -
Douglasville, GA     The Landing At Arbor Place        Jul-12         6.510%          8,858           8,858           -
Jackson, TN          Old Hickory Mall                  Jul-12         6.510%         34,664          34,664           -
Louisville, KY       Jefferson Mall                    Jul-12         6.510%         43,715          43,715           -
N Charleston SC      Northwoods Mall                   Jul-12         6.510%         62,587          62,587           -
Racine, WI           Regency Mall                      Jul-12         6.510%         34,278          34,278           -
Saginaw, MI          Fashion Square                    Jul-12         6.510%         60,084          60,084           -
Spartanburg, SC      Westgate Mall                     Jul-12         6.500%         54,303          54,303           -
Chattanooga, TN      CBL Center                        Aug-12         6.250%         14,621          14,621           -
Panama City, FL      Panama City Mall                  Aug-12         7.300%         39,845          39,845           -
Monroeville, PA      Monroeville Mall                  Jan-13         5.300%        133,373         133,373           -
Greensburg PA        Westmoreland Mall                 Jan-13         5.050%         82,357          82,357           -
Morristown, TN       College Square                    Sep-13         6.750%         11,615          11,615           -
Columbia, SC         Columbia Mall                     Oct-13         5.450%         33,347          33,347           -
Janesville WI        Janesville Mall                   Apr-16         8.375%         13,743          13,743           -
                                                                                -----------      ----------  ----------
                                                                                  2,687,906       2,449,081     238,825
                                                                                -----------      ----------  ----------


                                       7

Weighted average interest rate                                                        6.19%           6.52%       2.81%
Debt Premiums
Lynchburg, VA        River Ridge Mall                  Jan-07         4.000%          1,916           1,916           -
Daytona Beach, FL    Volusia Mall                      Apr-09         4.750%          4,187           4,187           -
Terre Haute, IN      Honey Creek Mall                  Apr-09         4.750%          2,904           2,904           -
Little Rock, AR      Park Plaza Mall                   May-10         4.900%          7,505           7,505           -
Roanoke, VA          Valley View Mall                  Sep-10         5.100%          7,763           7,763           -
Fayetteville, NC     Cross Creek Mall                  Apr-12         5.000%          9,161           9,161           -
Colonial Heights, VA Southpark Mall                    May-12         5.100%          4,172           4,172           -
Monroeville, PA      Monroeville Mall                  Jan-13         5.300%          3,203           3,203           -
                                                                                -----------     -----------  ----------
                                                                                     40,811          40,811           -
                                                                                -----------     -----------  ----------
Weighted average interest rate                                                        4.95%           4.95%           -

SUBTOTAL                                                                          2,728,717       2,489,892     238,825
                                                                                -----------     -----------  ----------
Weighted average interest rate                                                        6.17%           6.49%       2.81%
CONSTRUCTION LOAN
Southaven MS         Southaven Towne Center            Jun-07         3.270%         11,031               -      11,031
                                                                                -----------     -----------  ----------
SUBTOTAL                                                                             11,031               -      11,031

LINES OF CREDIT                                                       2.767%        554,800               -     554,800
                                                                                -----------     -----------  ----------

TOTAL BALANCE SHEET                                                             $ 3,294,548     $ 2,489,892   $ 804,656
Weighted average interest rate                                                        5.59%           6.49%       2.79%

Plus CBL Share Of Unconsolidated Affiliates
Huntsville, AL       Parkway Place                     Dec-04      3.125%            28,778               -      28,778
Myrtle Beach, SC     Coastal Grand - Myrtle Beach      May-06      5.090%            59,000          59,000           -
El Centro, CA        Imperial Valley Mall              Dec-06      3.496%            24,396               -      24,396
Paducah, KY          Kentucky Oaks                     Jun-07      9.000%            15,874          15,874           -
Del Rio, TX          Plaza Del Sol                     Aug-10      9.150%             1,834           1,834           -
Clarksville, TN      Governors Square                  Sep-16      8.230%            16,146          16,146           -
Galileo America LLC  Portfolio                         various     5.077%            30,734          25,734       5,000
                                                                                -----------     -----------  ----------
                                                                                    176,762         118,588      58,174
                                                                                -----------     -----------  ----------

Less Minority Interests' Share                          Minority Interest
Chattanooga, TN      CBL Center                        8.0000%     6.2500%           (1,170)         (1,170)          -
Chattanooga, TN      Hamilton Corner                  10.0000%    10.1250%             (233)           (233)          -
Chattanooga, TN      Hamilton Place                   10.0000%     7.0000%           (6,408)         (6,408)          -
Ft Smith AR          Massard Crossing                 10.0000%     7.5400%           (5,280)         (5,280)          -
Highpoint, NC        Oak Hollow Mall                  25.0000%     7.3100%          (11,233)        (11,233)          -
Houston, TX          Willowbrook Plaza                25.0000%     7.5400%          (27,016)        (27,016)          -
Vicksburg, MS        Pemberton Plaza                  25.0000%     7.5400%           (1,804)         (1,804)          -
                                                                                ------------    ------------  ---------
                                                                                    (53,144)        (53,144)          -
                                                                                ------------    ------------  ---------

TOTAL OBLIGATIONS                                                               $ 3,418,166     $ 2,555,336   $ 862,830
                                                                                ============    ============  =========
Weighted average interest rate                                                        5.54%           6.46%       2.83%

Total Debt of Unconsolidated Affiliates
Huntsville, AL       Parkway Place                     Dec-04      2.780%            57,556               -      57,556
Myrtle Beach, SC     Coastal Grand - Myrtle Beach      May-06      5.090%           118,000         118,000           -
El Centro, CA        Imperial Valley Mall              Dec-06      2.840%            24,396               -      24,396
Paducah, KY          Kentucky Oaks                     Jun-07      9.000%            31,748          31,748           -
Del Rio, TX          Plaza Del Sol                     Aug-10      9.150%             3,624           3,624           -
Clarksville, TN      Governors Square                  Sep-16      8.230%            33,992          33,992           -
Galileo America LLC  Portfolio                         various     5.074%           307,341         257,341      50,000
                                                                                -----------      ----------  ----------
                                                                                $   576,659      $  444,706   $ 131,952
                                                                                ===========      ==========  ==========
Weighted average interest rate                                                        5.18%           5.63%       3.66%

                        CBL & Associates Properties, Inc.
                Supplemental Financial and Operating Information
          For the Three Months and Nine Months Ended September 30, 2004

Comparable New and Renewal Leasing Activity as of September 30, 2004

                                                             New                          New
                               Square      Prior PSF       PSF Base      % Change       PSF Base     % Change
  Property Type                 Feet       Base Rent     Rent - Initial  Initial      Rent - Average  Average
-------------------          ------------ -------------  ------------- -------------  -------------  ----------
Quarter:
Stabilized malls                 515,982       $ 25.22        $ 25.70          1.9%        $ 26.19        3.8%
Associated centers                17,336         12.20          12.07         -1.1%          12.17       -0.2%
Community centers                  9,600          9.80          10.83         10.5%          10.83       10.5%
TOTAL                            542,918       $ 24.53        $ 25.00          1.9%        $ 25.47        3.8%

Year To Date:
Stabilized malls               1,514,477       $ 24.98        $ 25.51          2.1%        $ 26.03        4.2%
Associated centers                27,816         13.08          13.10          0.2%          13.18        0.8%
Community centers                 23,200          9.67          11.18         15.6%          11.28       16.6%
TOTAL                          1,565,493       $ 24.54        $ 25.08          2.2%        $ 25.58        4.2%

Comparable Stabilized Mall Leasing Activity as of September 30, 2004

                                                             New                          New
                               Square      Prior PSF       PSF Base      % Change       PSF Base     % Change
 Stabilized Malls               Feet       Base Rent     Rent - Initial  Initial      Rent - Average  Average
-------------------          ------------ -------------  ------------- -------------  -------------  ----------
Quarter:
New leases                       136,120       $ 27.98        $ 29.05          3.8%        $ 30.12        7.6%
Renewal leases                   379,862         24.24          24.50          1.1%          24.78        2.2%
TOTAL                            515,982       $ 25.22        $ 25.70          1.9%        $ 26.19        3.8%

Year To Date:
New leases                       521,319       $ 26.07        $ 28.68         10.0%        $ 29.74       14.1%
Renewal leases                   993,158         24.40          23.84         -2.3%          24.09       -1.3%
TOTAL                          1,514,477       $ 24.98        $ 25.51          2.1%        $ 26.03        4.2%

Total Leasing Activity for Comparable and Noncomparable space Compared to Tenants Vacating as of September 30, 2004

                                             Leased                      Vacated        % Change
                               Leased      Average Base    Vacated      Average Base   Average Base
  Property Type                Sq. Ft.      Rent PSF       Sq. Ft.       Rent PSF       Rent PSF
-------------------          ------------ -------------  ------------- -------------  -------------
Quarter:
Malls                            557,806       $ 27.01        184,601       $ 21.47         25.77%
Associated centers                42,336         11.43          8,695         21.48        -46.76%
Community centers                 26,050          8.87          8,610         10.12        -12.39%
TOTAL                            626,192       $ 25.20        201,906       $ 20.99         20.05%

Year To Date:
Malls                          1,708,041       $ 26.50        904,118       $ 21.65         22.43%
Associated centers                89,800         13.09         37,194         17.00        -23.04%
Community centers                 44,891          9.13         17,160          9.26         -1.42%
TOTAL                          1,842,732       $ 25.42        958,472       $ 21.24         19.68%

Average Annual Base Rents Per Square Foot By Property Type

                                      September 30,
                             ------------------------------
                                  2004            2003
                             ---------------  -------------
Stabalized malls                    $ 25.19        $ 24.76
non-stabalized malls                  26.62          26.48
Associated centers                     9.56           9.77
Community centers (1)                  7.98           8.19

(1) Excludes community centers that were sold in Phases 1 & 2 of the Galileo transaction

                        CBL & Associates Properties, Inc.
                Supplemental Financial and Operating Information
          For the Three Months and Nine Months Ended September 30, 2004

Capital Expenditures for Three Months and Nine Months Ended September 30, 2004 (In thousands)

                                                        Three Months   Nine Months
                                                        ----------------------------
Tenant allowances                                           $ 13,387     $ 26,933
                                                        ------------- ------------
Renovations                                                    6,507       19,697
                                                        ------------- ------------
Deferred maintenance: *
   Parking lot and parking lot lighting                        2,401        4,005
   Roof repairs and replacements                                 950        2,440
   Other capital expenditures                                  1,049        5,339
                                                        ------------- ------------
   Total deferred maintenancee expenditures                    4,400       11,784
                                                        ------------- ------------
Total capital expenditures                                  $ 24,294     $ 58,414
                                                        ============= ============

     *The capital expenditures incurred for maintenance such as parking lot repairs, parking lot lighting and roofs are classified as deferred maintenance expenditures. These expenditures are billed to tenants as common area maintenance expense and the majority is recovered over a five to fifteen year period. Renovation capital expenditures are for remodelings and upgrades for enhancing our competitive position in the market area. A portion of these expenditures covering items such as new floor coverings, painting, lighting and new seating areas are also recovered through tenant billings. The costs of other items such as new entrances, new ceilings and skylights are not recovered from tenants. We estimate that 30% of our renovation expenditures are recoverable from our tenants over a ten to fifteen year period. The third category of capital expenditures is tenant allowances, sometimes made to third-generation tenants. Tenant allowances are recovered through minimum rents from the tenants over the term of the lease.


Deferred Leasing Costs Capitalized
(In thousands)

                                                            2004         2003
                                                        ------------- ------------
Quarter ended:
   March 31,                                                   $ 492        $ 490
   June 30,                                                      242          333
   September 30,                                                 524          431
                                                        ------------- ------------
                                                             $ 1,258      $ 1,254
                                                        ============= ============

                        CBL & Associates Properties, Inc.
                Supplemental Financial and Operating Information
          For the Three Months and Nine Months Ended September 30, 2004

Properties Under Development at September 30, 2004
(Dollars in thousands)

                                                             Project     CBL's Cost      Cost
                                                             Square      or Share of     Spent        Opening      Initial
 Property                          Location                   Feet          Cost        To Date        Date        Yield
---------------------------------  ----------------------  ------------  ------------  ----------  --------------  ------
New Mall Developments:
Imperial Valley Mall               El Centro, CA               752,000      $ 45,745    $ 29,795     March-05        10%
   (60/40 joint venture)

Mall Expansions:
The Lakes Mall                     Muskegon, MI                 45,000         4,771       3,905    November-04      10%
Fayette Mall                       Lexington, KY               148,000        23,738       1,120    October-05       11%
West Towne Mall                    Madison, WI                 138,000        21,100      11,446    October-04        8%
East Towne Mall                    Madison, WI                 115,000        20,473      15,850    October-04        7%

Open Air Centers:
Southaven Towne Center             Southaven, MS               407,000        22,856      14,813    October-05       10%

Associated Centers:
CoolSprings Crossing - Tweeter's   Nashville, TN                10,000         1,415          31     March-05        14%
Monroeville Village                Monroeville, PA              75,000        20,686       5,698    Nov-04/May-05     9%
Hamilton Corner                    Chattanooga, TN              68,000         5,500         702     March-05         9%

Community Centers:
Charter Oak Marketplace            Hartford, CT                334,000        12,819      10,781    November-04      10%
Cobblestone Village at Royal Palm  Royal Palm, FL              225,000         9,091       1,156      June-05        10%
Chicopee Marketplace               Chicopee, MA                156,000        19,551         612     August-05       10%
                                                           ------------  ------------  ----------
                                                             2,473,000     $ 207,745    $ 95,909
                                                           ============  ============  ==========